EXHIBIT 99.2

RealPage, Inc.
IR Fact Sheet (dated February 25, 2019)

*Please read in conjunction with the company's 10-K previously filed with the Securities and Exchange Commission on March 1, 2018, and the company 10-Q previously filed November 6, 2018, as well as the "Explanation of Non-GAAP Financial Measures".

	Q1 2016	Q2 2016	Q3 2016	Q4 2016	FY 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	FY 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	FY 2018
Revenue ($000's)
Total GAAP Revenue	$128,383	$142,719	$147,955	$149,071	$568,128	$152,919	$161,306	$169,058	$187,680	$670,963	$201,301	$216,252	$224,953	$226,974	$869,480
Growth %	16%	24%	22%	22%	21%	19%	13%	14%	26%	18%	32%	34%	33%	21%	30%

Acquisition-related and other deferred revenue	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103	418	1,056	1,890
Total Non-GAAP Revenue	$128,040	$142,461	$147,794	$148,884	$567,179	$153,624	$162,251	$169,756	$188,390	$674,021	$201,614	$216,355	$225,371	$228,030	$871,370
Growth %	16%	25%	22%	23%	22%	20%	14%	15%	27%	19%	31%	33%	33%	21%	29%

GAAP On Demand Revenue	$123,411	$136,610	$140,883	$141,627	$542,531	$146,213	$154,727	$161,578	$180,104	$642,622	$193,300	$206,945	$215,413	$218,051	$833,709
Growth %	16%	23%	21%	21%	20%	18%	13%	15%	27%	18%	32%	34%	33%	21%	30%

Acquisition-related and other deferred revenue	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103	418	1,056	1,890
Non-GAAP On Demand Revenue	$123,068	$136,352	$140,722	$141,440	$541,582	$146,918	$155,672	$162,276	$180,814	$645,680	$193,613	$207,048	$215,831	$219,107	$835,599
Growth %	16%	24%	21%	21%	21%	19%	14%	15%	28%	19%	32%	33%	33%	21%	29%

On Premise Revenue	$772	$687	$682	$695	$2,836	$675	$659	$648	$662	$2,644	$650	$606	$593	$571	$2,420
Professional & Other Revenue	$4,200	$5,422	$6,390	$6,749	$22,761	$6,031	$5,920	$6,832	$6,914	$25,697	$7,351	$8,701	$8,947	$8,352	$33,351
Professional and Other	$4,972	$6,109	$7,072	$7,444	$25,597	$6,706	$6,579	$7,480	$7,576	$28,341	$8,001	$9,307	$9,540	$8,923	$35,771

Expenses ($000's)
Cost of Revenue
GAAP View	$50,583	$57,937	$59,815	$57,205	$225,540	$59,353	$63,853	$65,794	$69,135	$258,135	$72,837	$81,942	$85,540	$88,063	$328,382
Stock-based expense	(751)	(826)	(929)	(804)	(3,310)	(853)	(1,050)	(1,040)	(899)	(3,842)	(835)	(1,168)	(1,146)	(1,254)	(4,403)
Headquarters relocation costs	(584)	(679)	(760)	-	(2,023)	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$49,248	$56,432	$58,126	$56,401	$220,207	$58,500	$62,803	$64,754	$68,236	$254,293	$72,002	$80,774	$84,394	$86,809	$323,979
Depreciation	(2,692)	(3,054)	(2,834)	(2,825)	(11,405)	(2,883)	(3,063)	(2,909)	(2,935)	(11,790)	(2,934)	(3,099)	(2,991)	(3,048)	(12,072)
Adjusted EBITDA View	$46,556	$53,378	$55,292	$53,576	$208,802	$55,617	$59,740	$61,845	$65,301	$242,503	$69,068	$77,675	$81,403	$83,761	$311,907

Product Development
GAAP View	$17,272	$18,878	$18,743	$18,714	$73,607	$20,387	$21,290	$21,885	$25,890	$89,452	$29,040	$30,771	$28,942	$29,772	$118,525
Stock-based expense	(1,449)	(1,897)	(1,900)	(1,825)	(7,071)	(1,879)	(2,454)	(2,098)	(1,992)	(8,423)	(2,163)	(2,645)	(2,520)	(2,595)	(9,923)
Asset impairment and loss on disposal of assets	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	(154)	(176)	(211)	-	(541)	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$15,669	$16,805	$16,632	$16,889	$65,995	$18,508	$18,836	$19,787	$23,898	$81,029	$26,877	$28,126	$26,422	$27,177	$108,602
Depreciation	(1,200)	(1,462)	(1,502)	(1,572)	(5,736)	(1,530)	(1,561)	(1,698)	(1,819)	(6,608)	(1,338)	(1,557)	(1,381)	(1,391)	(5,667)
Adjusted EBITDA View	$14,469	$15,343	$15,130	$15,317	$60,259	$16,978	$17,275	$18,089	$22,079	$74,421	$25,539	$26,569	$25,041	$25,786	$102,935

Sales & Marketing
GAAP View	$29,253	$31,533	$30,309	$30,611	$121,706	$31,047	$34,699	$36,802	$37,925	$140,473	$37,680	$40,664	$43,179	$45,084	$166,607
Stock-based expense	(2,974)	(3,799)	(1,406)	(3,185)	(11,364)	(3,128)	(4,266)	(3,847)	(3,351)	(14,592)	(3,541)	(4,470)	(4,242)	(4,320)	(16,573)
Asset impairment	-	-	-	-	-	-	-	-	-	-	-	-	-	(2,720)	(2,720)
Headquarters relocation costs	(170)	(184)	(220)	-	(574)	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$26,109	$27,550	$28,683	$27,426	$109,768	$27,919	$30,433	$32,955	$34,574	$125,881	$34,139	$36,194	$38,937	$38,044	$147,314
Depreciation	(606)	(615)	(593)	(586)	(2,400)	(588)	(663)	(601)	(635)	(2,487)	(1,228)	(1,366)	(1,069)	(1,289)	(4,952)
Adjusted EBITDA View	$25,503	$26,935	$28,090	$26,840	$107,368	$27,331	$29,770	$32,354	$33,939	$123,394	$32,911	$34,828	$37,868	$36,755	$142,362

General & Administrative
GAAP View	$18,346	$21,932	$21,677	$23,058	$85,013	$24,251	$27,370	$31,004	$30,350	$112,975	$27,090	$28,444	$30,036	$32,638	$118,208
Stock-based expense	(3,217)	(4,215)	(4,020)	(3,655)	(15,107)	(4,232)	(6,106)	(4,779)	(3,861)	(18,978)	(3,779)	(5,412)	(5,571)	(4,980)	(19,742)
Asset impairment and loss on disposal of assets	-	(85)	(164)	(248)	(497)	(24)	(63)	(385)	(52)	(524)	(942)	(156)	(341)	(574)	(2,013)
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	-	-	-	-	-	(4,952)	(4,952)
Acquisition-related income (expense)	57	9	266	(695)	(363)	(1,210)	(1,354)	(485)	(2,508)	(5,557)	(1,007)	(1,168)	(519)	257	(2,437)
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	(481)	(2,228)	(5,993)	(2,310)	(11,012)	-	-	(78)	-	(78)
Headquarters relocation costs	(117)	(135)	(162)	-	(414)	-	-	-	-	-	-	-	-	-	-
Non-GAAP View	$15,069	$17,506	$17,597	$18,460	$68,632	$18,304	$17,619	$19,362	$21,619	$76,904	$21,362	$21,708	$23,527	$22,389	$88,986
Depreciation	(998)	(1,347)	(1,276)	(1,404)	(5,025)	(1,650)	(1,579)	(1,738)	(1,376)	(6,343)	(1,376)	(1,484)	(1,504)	(1,423)	(5,787)
Other (income) expense	(11)	(16)	(15)	(25)	(67)	(34)	(18)	(136)	(115)	(303)	(51)	(66)	(58)	(34)	(209)
Adjusted EBITDA View	$14,060	$16,143	$16,306	$17,031	$63,540	$16,620	$16,022	$17,488	$20,128	$70,258	$19,935	$20,158	$21,965	$20,932	$82,990

Profitability ($000's)
GAAP Net Income (Loss)	$2,996	$2,083	$4,210	$7,361	$16,650	$8,195	$6,213	$6,834	$(20,865)	$377	$10,901	$8,479	$9,073	$6,272	$34,725
Acquisition-related and other deferred revenue	(343)	(258)	(161)	(187)	(949)	705	945	698	710	3,058	313	103	418	1,056	1,890
Depreciation, asset impairment, and loss on disposal of assets	5,496	6,563	7,119	6,635	25,813	6,675	6,929	7,331	6,817	27,752	7,818	7,662	9,286	10,445	35,211
Amortization of product technologies and intangible assets	7,111	7,737	7,847	7,573	30,268	7,789	8,227	9,335	14,567	39,918	16,384	17,623	18,684	19,017	71,708
Loss due to cyber incident, net of recoveries	-	-	-	-	-	-	-	-	-	-	-	-	-	4,952	4,952
Impairment of investment	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Acquisition-related expense (income)	(57)	(9)	(266)	695	363	1,210	1,354	485	2,508	5,557	1,007	1,168	519	(257)	2,437
Cost related to Hart-Scott-Rodino review process	-	-	-	-	-	481	2,228	5,993	2,310	11,012	-	-	78	-	78
Interest expense, net	719	1,090	1,079	937	3,825	1,120	2,804	4,813	6,335	15,072	7,721	8,584	6,874	6,780	29,959
Income tax (benefit) expense	2,114	1,545	3,540	3,637	10,836	811	(3,132)	(7,273)	24,458	14,864	(301)	(189)	683	(618)	(425)
Litigation-related expense	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Headquarters relocation costs	1,025	1,174	1,353	-	3,552	-	-	-	-	-	-	-	-	-	-
Stock-based expense	8,391	10,737	8,255	9,469	36,852	10,092	13,876	11,764	10,103	45,835	10,318	13,695	13,479	13,149	50,641
Adjusted EBITDA	$27,452	$30,662	$32,976	$36,120	$127,210	$37,078	$39,444	$39,980	$46,943	$163,445	$54,161	$57,125	$59,094	$60,796	$231,176

Non-GAAP On Demand Revenue Detail ($000's)
Property Management	$36,282	$38,467	$39,023	$39,118	$152,890	$40,341	$41,404	$42,175	$43,082	$167,002	$45,319	$46,522	$47,307	$47,826	$186,974
% of Total	29%	28%	28%	28%	28%	27%	26%	26%	24%	26%	24%	22%	22%	22%	22%
Y-O-Y growth	11%	14%	11%	10%	11%	11%	8%	8%	10%	9%	12%	12%	12%	11%	12%

Resident Services	$45,071	$54,613	$58,351	$60,062	$218,097	$60,968	$64,860	$70,527	$75,822	$272,177	$77,175	$85,329	$94,084	$93,865	$350,453
% of Total	37%	40%	41%	42%	40%	42%	42%	43%	42%	42%	40%	41%	44%	43%	42%
Y-O-Y growth	36%	60%	50%	49%	49%	35%	19%	21%	26%	25%	27%	32%	33%	24%	29%

Leasing and Marketing	$28,925	$29,618	$29,451	$27,562	$115,556	$27,815	$29,324	$29,334	$37,563	$124,036	$39,434	$42,845	$42,198	$42,882	$167,359
% of Total	24%	22%	21%	20%	22%	19%	19%	18%	21%	19%	20%	21%	19%	19%	20%
Y-O-Y growth	-2%	-3%	-2%	-3%	-3%	-4%	-1%	0%	36%	7%	42%	46%	44%	14%	35%

Asset Optimization	$12,790	$13,654	$13,897	$14,698	$55,039	$17,794	$20,084	$20,240	$24,347	$82,465	$31,685	$32,352	$32,242	$34,534	$130,813
% of Total	10%	10%	10%	10%	10%	12%	13%	13%	13%	13%	16%	16%	15%	16%	16%
Y-O-Y growth	18%	17%	15%	20%	18%	39%	47%	46%	66%	50%	78%	61%	59%	42%	59%

Non-GAAP On Demand Revenue Detail ($000's)
Subscription	$110,464	$123,404	$127,155	$128,455	$489,478	$134,325	$141,459	$152,564	$158,958	$587,306	$169,687	$179,082	$189,458	$196,799	$735,026
% of Total	90%	91%	90%	91%	90%	91%	91%	94%	88%	91%	88%	86%	88%	90%	88%
Y-O-Y growth	18%	27%	24%	22%	23%	22%	15%	20%	24%	20%	26%	27%	24%	24%	25%

Transactional	$12,604	$12,948	$13,567	$12,985	$52,104	$12,593	$14,213	$9,712	$21,856	$58,374	$23,926	$27,966	$26,373	$22,308	$100,573
% of Total	10%	9%	10%	9%	10%	9%	9%	6%	12%	9%	12%	14%	12%	10%	12%
Y-O-Y growth	5%	1%	3%	13%	5%	0%	10%	-28%	68%	12%	90%	97%	172%	2%	72%

Annual Contract Value ($000's)
Non-GAAP On Demand Annual Customer Value	$529,052	$548,917	$565,700	$566,263		$596,159	$649,017	$708,836	$751,183		$779,446	$837,897	$886,747	$876,637
Total ACV Growth (QTD)	24%	21%	21%	21%		13%	18%	25%	33%		31%	29%	25%	17%
Organic ACV Growth (QTD)	10%	11%	10%	10%		11%	11%	11%	11%		10%	11%	12%	10%
Unit Trend (000's)
On Demand Units - Ending	10,999	11,141	11,251	10,989		11,112	11,485	12,253	13,003		13,173	15,531	16,073	16,219
Average Unit Renewal Rate
Average Renewal Rate (8 quarters)	96.9%	97.0%	97.0%	96.9%		96.8%	96.6%	96.2%	96.2%		96.2%	96.4%	96.6%	96.9%
RPU
Non-GAAP On Demand RPU (QTD) (whole $)	$48.10	$49.27	$50.28	$51.53		$53.65	$56.51	$57.85	$57.77		$59.17	$53.95	$55.17	$54.05
Top ACV / RPU
Top 100 ACV ($000's)	$232,031	$240,850	$245,947	$253,206		$255,262	$269,154	$288,315	$304,601		$319,642	$336,943	$359,144	$367,017

Top 100 ACV RPU	$71.02	$69.68	$72.63	$78.32		$79.59	$84.92	$84.11	$81.78		$85.64	$69.48	$68.61	$69.00

Top 50 RPU Clients RPU	$168.58	$172.32	$177.21	$186.47		$187.48	$182.61	$187.66	$195.30		$201.45	$212.30	$222.23	$231.15

Headcount
Total Ending RP Headcount	4,445	4,707	4,413	4,410		4,778	5,029	5,231	5,462		5,664	5,958	6,149	6,267

Total International Headcount (included above)	1,694	1,938	1,845	1,880		2,037	2,140	2,206	2,288		2,454	2,558	2,618	2,686
% International Headcount	38%	41%	42%	43%		43%	43%	42%	42%		43%	43%	43%	43%